UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TELENAV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Telanav, Inc. (“Telanav” or the “Company”) by V99, Inc. a Delaware corporation (“Parent” or “V99”), pursuant to the terms of an Agreement and Plan of Merger, dated November 2, 2020, by and among the Company, Parent and Telenav99, Inc., a Delaware corporation and wholly owned subsidiary of Parent:

(i) Letter to Partners and Vendors from Hassan Wahla

(ii) Letter to Customers from Hassan Wahla

(iii) Letter from Doug Miller, Lead Independent Director, to Telenav Employees

(iv) Letter from H.P. Jin to Telenav Employees

(v) Transaction Employee FAQ

Each item listed above was first used or made available on November 2, 2020

Dear Valued Partner,

Today marks the beginning of an exciting new chapter for Telenav as we announced our intent to become a private company in a transaction that will position Telenav to continue leading the way for connected, location-based technologies.

Under the terms of the agreement, Telenav will be acquired by V99, Inc., a Delaware corporation led by Telenav’s Co-Founder, President, and Chief Executive Officer, HP Jin, in a “go private” transaction. You can read the press release we issued here [INSERT HYPERLINK].

The transaction is the result of a thoughtful and comprehensive review of value creation opportunities available to Telenav, and will position Telenav to accelerate its journey towards a connected-car future with smarter, easier and safer innovation. As a private company, we will have the resources and flexibility to continue our growth and execute on our OEM-centric, connected-car strategy as the market for connected-car capabilities continues to expand.

In terms of next steps, we expect the transaction to close during the first calendar quarter of 2021, subject to customary closing conditions. In the meantime, it is business as usual at Telenav and we remain focused on delivering for our customers and partners and executing on our business plan. Following close, we will be a privately held company and our shares will no longer trade on any public market. While our ownership is changing, we intend to continue operating much we do today and we do not expect any changes to how we work with you. We are committed to ensuring this is a seamless transition for all of our stakeholders.

As always, if you have any questions, please continue to reach out to me or another trusted member of the Telenav team.

Thank you for continued support of Telenav. We look forward to working together for many years to come.

Sincerely,

Hassan Wahla

Chief Customer Officer

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include Telenav’s expectations regarding V99’s agreement to acquire Telenav (the “Agreement”), the terms and conditions of the Agreement, and the Special Committee’s actions in respect thereof, including considering all potential strategic alternatives to maximize stockholder value. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including a majority of the outstanding shares of the common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (vi) the effect of the proposed transaction on Telenav’s business and operating results and impact on the trading price of shares of Telenav’s common stock; the diversion of management time on transaction-related issues. Any forward-looking statement made by Telenav in this communication is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99. In connection with the proposed transaction, Telenav intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Telenav will mail the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about the Company’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Dear Valued Customer,

Today marks the beginning of an exciting new chapter for Telenav as we announced our intent to become a private company in a transaction that will position Telenav to continue leading the way for connected-car capabilities.

Under the terms of the agreement, Telenav will be acquired by V99, Inc., a Delaware corporation led by Telenav’s Co-Founder, President, and Chief Executive Officer, HP Jin, in a “go private” transaction. You can read the press release we issued here [INSERT HYPERLINK].

The transaction is the result of a thoughtful and comprehensive review of value creation opportunities available to Telenav, and will position Telenav to accelerate its journey towards a connected-car future with smarter, easier and safer innovation. As a private company, we will have the resources and flexibility to continue our growth and execute on our OEM-centric, connected-car strategy as the market for connected-car capabilities continues to expand. Most importantly, the transaction will better position us to serve you, our valued customers.

In terms of next steps, we expect the transaction to close during the first calendar quarter of 2021, subject to customary closing conditions. Following close, we will be a privately held company and our shares will no longer trade on any public market. While our ownership is changing, we intend to continue operating much we do today and our customers will remain our top priority.

As always, if you have any questions, please feel free to reach out to me or another trusted member of the Telenav team.

Thank you for your loyalty to Telenav. We look forward to serving you for many years to come.

Sincerely,

Hassan Wahla

Chief Customer Officer

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include Telenav’s expectations regarding V99’s agreement to acquire Telenav (the “Agreement”), the terms and conditions of the Agreement, and the Special Committee’s actions in respect thereof, including considering all potential strategic alternatives to maximize stockholder value. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including a majority of the outstanding shares of common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (vi) the effect of the proposed transaction on Telenav’s business and operating results and impact on the trading price of shares of Telenav’s common stock; the diversion of management time on transaction-related issues. Any forward-looking statement made by Telenav in this communication is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99. In connection with the proposed transaction, Telenav intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Telenav will mail the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about Telenav’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Subject: Letter from Doug Miller, Lead Independent Director, to Telenav Employees

All—below please find a letter to all employees from Doug Miller, Lead Independent Director, regarding an announcement Telenav made today.

////

Dear Telenav Team:

On behalf of the Special Committee of the Telenav Board of Directors, I’m writing to announce to you that, on the recommendation of the Special Committee, and after unanimous approval by Telenav’s Board of Directors (other than HP Jin and Samuel Chen), Telenav has signed a definitive merger agreement to be acquired by V99, Inc. in a “go private” transaction. As you may recall, V99 is a Delaware corporation led by our Co-Founder, President, and Chief Executive Officer, HP Jin. Under the terms of the merger agreement, V99 will acquire Telenav for $4.80 per share in an all cash transaction that values Telenav at approximately $241 million.

As we announced in October, Telenav received a proposal from HP to acquire the Company. In contemplation of that proposal, our Board created a Special Committee of independent directors to carefully evaluate and consider a proposal from HP as well as other potential strategic alternatives to maximize stockholder value. The Special Committee retained independent financial and legal advisors skilled in these matters to assist in the review.

After a thoughtful and comprehensive review of the value creation opportunities available to Telenav, the Special Committee determined that the merger agreement with V99 is in the best interest of the Company and all of its stakeholders, as it delivers immediate value to our stockholders and positions Telenav to accelerate its journey towards a connected-car future with smarter, easier and safer innovation. Importantly, this transaction is a testament to the strong business you have all helped build and the value you have created. The Special Committee is confident that Telenav will thrive as a privately held company with additional flexibility and resources to continue investing in our connected-car strategy.

HP will be sending you a note as well, which will include some additional detail on next steps and what you can expect in the coming months as we work to complete the transaction. In the meantime, attached is an Employee FAQ to help answer your immediate questions.

Consistent with our policy, should you receive any questions from outside parties about the transaction, please do not respond and forward them to Adeel Manzoor, our Chief Financial Officer at adeelm@telenav.com, and Steve Debenham, our General Counsel at steved@telenav.com. If you have any specific questions about this matter, please direct them to your supervisor or either Adeel or Steve.

Thank you for your continued focus and dedication to Telenav. I hope you share the Special Committee’s enthusiasm about this next chapter.

Sincerely,

Doug Miller

Lead Independent Director, and a Member of the Special Committee of the Telenav Board of Directors

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include Telenav’s expectations regarding V99’s agreement to acquire Telenav (the “Agreement”), the terms and conditions of the Agreement, and the Special Committee’s actions in respect thereof, including considering all potential strategic alternatives to maximize stockholder value. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including a majority of the outstanding shares of common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (vi) the effect of the proposed transaction on Telenav’s business and operating results and impact on the trading price of shares of the Telenav’s common stock; the diversion of management time on transaction-related issues. Any forward-looking statement made by Telenav in this communication is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99. In connection with the proposed transaction, Telenav intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Telenav will mail the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about Telenav’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Telenav Team,

Today is an exciting day for the Company and for all of our stakeholders. As you have likely seen by now, Telenav announced that, on the recommendation of the Special Committee of Telenav’s Board of Directors, and after unanimous approval by Telenav’s Board of Directors (other than myself and Samuel Chen), Telenav has entered into a definitive merger agreement to be acquired by V99, a privately held company led by myself.

When I founded Telenav in 1999, our goal was to build the largest network of connected cars on the road. Today, thanks to your hard work, we have become a global leader in location-based services, automotive navigation and location-targeted mobile advertising, and we currently have approximately 20 million vehicles connected to our navigation systems around the world. With this transaction, we are entering the next chapter in Telenav’s history. As a private company, we will have the resources and flexibility to continue our growth and execute on our OEM-centric, connected-car strategy, free of the short-term pressures that come with operating as a public company.

While this announcement is an important step, there are number of customary approvals to receive and conditions that we need to satisfy over the coming months before the transaction is complete. Once the transaction is closed, which we expect to occur during the first calendar quarter of 2021, Telenav’s shares will no longer trade on any public market. That said, we will continue to operate similar to how we do today. I am honored to lead Telenav into its next phase of growth and success and I am excited to continue working alongside all of you.

In the meantime, it’s business as usual at Telenav. Please remain focused on your day-to-day responsibilities and continuing to execute on our strategic plan. As the quarterly financial results issued today demonstrate, we are continuing to perform and drive value despite the current environment, and I am confident we will continue to deliver for all our stakeholders.

We recognize you likely have questions about what this means for you. The senior management team will be hosting employee town hall meetings to discuss the transaction in more detail and address some questions that may be top of mind. Times and meeting details will be sent to you separately. Looking ahead, we are committed to keeping you updated regarding important developments, as there is news to share.

I would like to thank the Special Committee of our Board of Directors for taking the time to thoroughly evaluate and review V99’s offer. And I would like to reiterate my thanks to all of you for your continued focus throughout this process.

I look forward to continuing this journey with all of you.

HP

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include Telenav’s expectations regarding V99’s agreement to acquire Telenav (the “Agreement”), the terms and conditions of the Agreement, and the Special Committee’s actions in respect thereof, including considering all potential strategic alternatives to maximize stockholder value. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including a majority of the outstanding shares of common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (vi) the effect of the proposed transaction on the Telenav’s business and operating results and impact on the trading price of shares of the Telenav’s common stock; the diversion of management time on transaction-related issues. Any forward-looking statement made by Telenav in this communication is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99. In connection with the proposed transaction, Telenav intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Telenav will mail the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about Telenav’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

1.	Why did Telenav enter into this transaction?

•	As we announced in October, Telenav received a proposal from V99, Inc. to acquire the Company in a “go private” transaction.

•

Following best corporate governance practices, the Board created a Special Committee of independent directors to carefully evaluate and consider the proposed transaction as well as other potential strategic alternatives to maximize stockholder value.

•

After a thoughtful and comprehensive review of the value creation opportunities available to Telenav, the Special Committee determined that the agreement with V99 is in the best interest of the Company and all of its stakeholders.

•

As a private company, Telenav will have the resources and flexibility to continue its growth and execute on its OEM-centric, connected-car strategy as the market for connected-car capabilities continues to expand.

2.	Who is V99?

•	V99 is a Delaware corporation led by HP Jin, Co-Founder, President, and Chief Executive Officer of Telenav.

•

With V99’s support, Telenav will have the resources and flexibility to continue its growth and execute on its OEM-centric, connected-car strategy as the market for connected-car capabilities continues to expand.

3.	How does going private benefit Telenav? What does this mean for Telenav employees?

•

As a private company, Telenav will have the resources and flexibility to continue its growth and execute on its OEM-centric, connected-car strategy as the market for connected-car capabilities continues to expand.

•

Following the completion of the transaction, HP will continue to lead the company as CEO and Telenav will operate much as we do today, guided by the vision, mission and values that have made us a leading provider of connected-car services.

•	In the meantime, it is business as usual at Telenav. Please remain focused on your day-to-day responsibilities and continuing to execute on our strategic plan.

4.	What does it mean to be a private company?

•	Private companies’ shares and other securities are not publicly traded.

•

When the transaction closes, which we expect to occur during the first calendar quarter of 2021, Telenav’s stock will no longer be traded on NASDAQ, and we will effectively have one owner instead of many public investors. Once closed, each stockholder will receive $4.80 in cash for each Telenav share that they own.

•	That said, we will still be responsible for executing on our priorities and focusing on delivering for our customers.

5.	Will there be changes to our strategy as a result of the transaction?

•	Following this change in ownership, we intend to continue operating much as we do today.

•	We are committed to executing our OEM-centric, connected-car strategy as the market for connected-car capabilities continues to expand.

•	Please remain focused on delivering for customers and continuing to lead the way for connected-based technologies.

6.	Will there be any changes to Telenav’s employee salaries, compensation or benefits as a result of this transaction?

•	Following this change in ownership, we intend to continue operating much as we do today.

•	No changes to our compensation or benefits are contemplated at this time.

•	We will keep you informed of any changes or other developments as we move toward completing the transaction in the months ahead.

7.	What will happen to outstanding equity awards?

•	The Merger Agreement contemplates specific treatment of outstanding equity awards, depending on the type of award.

•

Stock Options: At the closing of the Merger, all stock options will become fully vested and cancelled and converted into the right to receive a cash payment at the closing. For each share subject to a stock option that is outstanding immediately prior to the Merger, the optionholder will receive $4.80 minus the per share exercise price of such stock option. If the per share exercise price of a stock option is equal to or greater than $4.80, such stock option will be cancelled without any consideration therefor. Payments in respect of such cancelled stock options may be subject to tax withholding.

•

Vested RSUs: At the closing of the Merger, shares subject to RSUs which have vested but not been delivered will be cancelled and converted into the right to receive a cash payment at the closing. For each share subject to a vested RSU, the holder thereof will receive $4.80. Payments in respect of such cancelled vested RSUs may be subject to tax withholding.

•

Unvested RSUs: At the closing of the Merger, each unvested RSU will be cancelled and converted into the right to receive a cash payment over the vesting period of such unvested RSU. For reach share subject to an unvested RSU, the RSU holder will have an unfunded, unsecured right to receive $4.80, subject to the same time-based and other vesting terms of such unvested RSU. Payments of such cancelled unvested RSUs, over such vesting periods, may be subject to tax withholding.

8.	I own Telenav stock. What will happen to my employee stock?

•	For employees who are stockholders of Telenav, you will receive $4.80 upon closing of the transaction for each share of Telenav that you own.

9.	Will there be layoffs as a result of the transaction?

•	Following this change in ownership, we intend to continue operating much as we do today.

•

As always, we will continue to evaluate the needs of the business and make adjustments to our structure and team to meet the needs of our customers and in line with our strategy. Employment decisions will continue to be made under that criteria going forward.

10.	What will happen to the leadership team following the transaction? Will reporting structures change?

•	It is business as usual at Telenav and we do not expect any immediate changes to reporting structures.

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Following the completion of the transaction, HP will continue to lead the company as Chief Executive Officer. As is customary, HP has not had discussions with other members of management about their roles with Telenav going forward.

11.	Will there be any changes in Telenav’s headquarters? Will there be any changes to Telenav’s name or brand?

•	Telenav will continue to be headquartered in Santa Clara and will continue to operate under the same name and brand.

12.	What does this mean for customers? Will there be any changes to our products?

•	There is no impact on our services or how we conduct business with our customers. Its business as usual at Telenav.

•	We remain focused on delivering for customers and continuing to lead the way for connected-based technologies.

13.	What is a “go-shop”? Do you expect Telenav to receive offers from other buyers?

•	A “go-shop” period is an amount of time under which the Special Committee and its advisors can solicit superior proposals from other third parties who may be interested in acquiring Telenav.

•	In this way, Telenav can continue to test the market to ensure it’s receiving the best possible offer.

•	The agreement with V99 includes a 30-day “go-shop” period expiring on December 2, 2020.

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There can be no assurance that this “go-shop” will result in a superior proposal, and Telenav does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or otherwise required.

14.	When will the transaction be completed? What approvals are required?

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The transaction is expected to close during the first calendar quarter of 2021, subject to customary closing conditions, including approval by Telenav stockholders, approval by Telenav stockholders holding a majority of the outstanding shares owned by stockholders other than Mr. Jin, Samuel T. Chen, Changbin Wang, and each of their affiliates and related parties, and receipt of regulatory approvals.

•	Until the transaction closes, it is business as usual at Telenav. Please remain focused on delivering for customers and continuing to lead the way for connected-based technologies.

15.	Who do I contact if I have further questions?

•	We will keep you informed of any changes or other developments as we move toward completing the transaction in the months ahead.

•	In the meantime, please continue to reach out to your supervisor or Adeel Manzoor, Telenav’s Chief Financial Officer, or Steve Debenham, Telenav’s General Counsel.

16.	What should I say if I’m contacted by the media or other third parties about the transaction?

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If you receive questions from any outside parties, please do not respond and forward them to Adeel Manzoor, our Chief Financial Officer at adeelm@telenav.com, and Steve Debenham, our General Counsel at steved@telenav.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include Telenav’s expectations regarding V99’s agreement to acquire Telenav (the “Agreement”), the terms and conditions of the Agreement, and the Special Committee’s actions in respect thereof, including considering all potential strategic alternatives to maximize stockholder value. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including a majority of the outstanding shares of common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (vi) the effect of the proposed transaction on Telenav’s business and operating results and impact on the trading price of shares of Telenav’s common stock; the diversion of management time on transaction-related issues. Any forward-looking statement made by Telenav in this communication is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99. In connection with the proposed transaction, Telenav intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Telenav will mail the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about Telenav’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

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